FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2009

FirstFed Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State of Delaware)	(Commission File No.)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard, Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (310) 302-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages is 8

Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data and preliminary quarterly loan portfolio analysis as of and for the period ended December 31, 2008 attached as Exhibits 99.1 and 99.2, respectively, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Monthly Financial Data as of and for the period ended December 31, 2008 (Unconsolidated)
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended December 31, 2008

S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTFED FINANCIAL CORP.

Dated: February 2, 2009	By:/s/	Douglas J. Goddard
Douglas J. Goddard
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Page

99.1	Monthly Financial Data as of and for the period ended December 31, 2008	4-5
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended December 31, 2008	6-8

EXHIBIT 99.1

First Federal Bank of California MONTHLY REPORT OF OPERATIONS Unaudited, Unconsolidated Financial Highlights (Dollars in thousands)

	As of, for the month ended December 31, 2008	As of, for the month ended November 30, 2008	As of, for the month ended December 31, 2007	As of, for the 12 months ended December 31, 2008	As of, for the 12 months ended December 31, 2007

Cash and investment securities	$714,517	$868,440	$370,762
Total mortgage-backed securities	$40,504	$40,599	$46,435
Total assets	$7,452,203	$7,822,681	$7,222,981

LOANS:
Gross loans receivable	$6,584,404	$6,665,896	$6,639,189

Loans funded:
Single family loans	$24,298	$50,191	$35,814	$921,943	$652,932
Multi family loans	49,629	44,858	74,539	552,527	366,236
Commercial & industrial real estate loans	840	-	9,935	19,290	28,460
Other loans	784	193	477	34,993	26,146
Total loans funded	$75,551	$95,242	$120,765	$1,528,753	$1,073,774
Loans originated for third parties	-	-	-	10,343	110,073
Total loans originated	$75,551	$95,242	$120,765	$1,539,096	$1,183,847

Percentage of ARMs originated	71%	33%	37%	14%	50%
Loan repayments:
Single family loans	$8,790	$18,368	$132,424	$505,356	$1,967,298
Multi family & commercial real estate loans	8,713	12,246	25,796	353,364	536,439
Other loans	4,688	6,809	3,527	31,999	46,453
	$22,191	$37,423	$161,747	$890,719	$2,550,190

Loans sold	$-	$-	$-	$1,380	$417,191

Percentage of adjustable rate loans to the total portfolio	71.27%	71.58%	90.17%

Non-performing assets to total assets ratio	7.00%	7.54%	2.79%

Delinquent loans:
Non-accrual loans	$403,777	$465,660	$179,679
Single family loans 30-59 days delinquent	$133,681	$120,259	$217,625
Single family loans 60-89 days delinquent	$74,503	$91,819	$19,151

BORROWINGS:
Federal Home Loan Bank advances	$2,060,000	$2,300,000	$2,084,000
Reverse repurchase agreements	$-	$-	$120,000
Federal Reserve Bank borrowings	$25,000	$25,000	$-

DEPOSITS:
Retail deposits	$3,118,755	$3,063,629	$3,107,490
Wholesale deposits	1,797,957	1,747,307	1,061,458
	$4,916,712	$4,810,936	$4,168,948

Net increase (decrease) in deposits	$105,776	$293,934	$(91,467)	$747,764	$(1,733,170)

AVERAGE INTEREST RATES (CONSOLIDATED):

	As of, for the month ended December 31, 2008	As of, for the month ended November 30, 2008	As of, for the month ended December 31, 2007	As of, for the 12 months ended December 31, 2008	As of, for the 12 months ended December 31, 2007
Yield on loans	5.45%	5.67%	7.52%	6.06%	7.89%
Yield on investments	3.12%	3.10%	5.42%	4.45%	5.42%
Yield on earning assets	5.18%	5.37%	7.38%	5.93%	7.74%
Cost of deposits	3.18%	3.22%	4.17%	3.39%	4.38%
Cost of borrowings	2.92%	3.11%	4.93%	3.70%	5.32%
Cost of money	3.09%	3.18%	4.44%	3.50%	4.68%
Earnings spread	2.09%	2.19%	2.94%	2.43%	3.06%
Effective net spread	2.12%	2.24%	3.27%	2.58%	3.42%

EXHIBIT 99.2

PRELIMINARY QUARTERLY LOAN PORTFOLIO ANALYSIS
Unaudited, Unconsolidated
(Dollars in thousands)

Summary of Loan Portfolio Balances
	December 31, 2008		September 30, 2008		December 31, 2007
First trust deeds residential loans:
One to four units	$4,378,731		$4,521,889		$4,652,876
Five or more units	1,936,286		1,857,634		1,709,815
Residential loans	6,315,017		6,379,523		6,362,691

Other real estate loans	154,995		156,134		165,453
Non-real estate loans	114,392		126,074		111,045
Total loans receivable	$6,584,404		$6,661,731		$6,639,189

Single family loan portfolio by year of origination

Year of Origination	December 31, 2008		September 30, 2008		December 31, 2007
2003 and prior	$301,288	6.8%	$317,558	7.0%	$395,506	8.5%
2004	567,660	13.0%	603,461	13.3%	725,904	15.6%
2005	1,390,979	31.8%	1,554,599	34.4%	2,106,973	45.3%
2006	876,255	20.0%	929,907	20.6%	1,066,660	22.9%
2007	341,023	7.8%	355,388	7.9%	357,833	7.7%
2008	901,526	20.6%	760,976	16.8%	-	0.0%
Total single family portfolio	$4,378,731	100.0%	$4,521,889	100.0%	$4,652,876	100.0%

Single family loan portfolio by original LTV ratio

Original LTV Ratio	December 31, 2008		September 30, 2008		December 31, 2007
<65%	$949,119	21.6%	$922,295	20.4%	$817,580	17.6%
65 - 70%	535,765	12.2%	539,725	11.9%	505,320	10.9%
70 - 75%	606,856	13.9%	617,812	13.7%	593,386	12.8%
75 - 80%	2,047,508	46.8%	2,161,945	47.8%	2,348,772	50.5%
80 - 85%	46,797	1.1%	53,881	1.2%	73,564	1.6%
85 - 90%	153,273	3.5%	182,318	4.0%	262,719	5.6%
>90%	39,413	0.9%	43,913	1.0%	51,535	1.0%
Total single family portfolio	$4,378,731	100.0%	$4,521,889	100.0%	$4,652,876	100.0%

Single family loan portfolio by estimated current LTV ratio
Estimated Current LTV -Price Adjusted (1)	Loan Balance	% of Portfolio	Average Estimated Current LTV Ratio
<70%	$941,870	21.5%	52.3%
>70% <=80%	643,426	14.7%	76.0%
>80% <=90%	554,334	12.7%	85.0%
>90% <=100%	629,528	14.4%	95.0%
>100% <=110%	590,125	13.5%	105.1%
>110%	796,763	18.2%	124.3%
Partially Charged Off (2)	137,556	3.1%	100.0%
Not in MSAs	85,129	1.9%	N/A
Total single family portfolio	$4,378,731	100.0%	88.5%

(1) The current estimated loan to value ratio is based on OFHEO September 2008 data. The OFHEO housing price index provides a broad measure of the housing price movements by Metropolitan Statistical Area (MSA). In evaluating the potential for loan losses within the bank’s portfolio, the Bank considers both the fact that OFHEO data cannot reflect price movements for the most recent three months, and that individual areas within an MSA will perform worse than the average for the larger area. The Bank therefore also looks at sales data that is available by zip code, as well as the Bank’s experience with marketing foreclosed properties in estimating the loan loss reserve that is required.
(2) 431 severely delinquent loans with a net balance of $137.6 million were partially charged off to their estimated collateral value.

Single family loan portfolio by borrower documentation type

Borrower documentation type	December 31, 2008		September 30, 2008		December 31, 2007
Verified Income/Verified Assets	$1,808,445	41.3%	$1,717,687	38.0%	$1,135,358	24.4%
Stated Income/Verified Assets	1,087,151	24.8%	1,179,708	26.1%	1,468,686	31.6%
Stated Income/Stated Assets	1,100,672	25.2%	1,205,543	26.7%	1,506,627	32.4%
No Income/No Assets	382,463	8.7%	418,951	9.2%	542,205	11.6%
Total single family portfolio	$4,378,731	100.0%	$4,521,889	100.0%	$4,652,876	100.0%

Single family loan portfolio by geographic distribution

Region	December 31, 2008		September 30, 2008		December 31, 2007
Los Angeles County	$1,233,889	28.2%	$1,224,568	27.1%	$1,148,942	24.7%
San Francisco Bay Area	768,262	17.5%	785,080	17.4%	775,303	16.7%
Central California Coast	598,268	13.7%	612,533	13.5%	592,547	12.7%
San Diego Area	441,631	10.1%	471,140	10.4%	558,452	12.0%
Orange County	479,464	10.9%	478,161	10.6%	428,667	9.2%
San Bernardino/Riverside Counties	296,624	6.8%	321,616	7.1%	374,303	8.0%
San Joaquin Valley	194,741	4.4%	227,129	5.0%	298,788	6.4%
Sacramento Valley	197,861	4.6%	222,163	4.9%	275,313	5.9%
Other	167,991	3.8%	179,499	4.0%	200,561	4.4%
Total single family portfolio	$4,378,731	100.0%	$4,521,889	100.0%	$4,652,876	100.0%

Delinquent and nonaccrual loans by year of origination

Year of Origination	30-89 Days Delinquent		Non-accrual (3)		Total
2003 and prior	$6,531	3.1%	$16,531	4.0%	$23,062	3.7%
2004	34,968	16.8%	50,692	12.6%	85,660	14.0%
2005	90,114	43.3%	212,648	52.7%	302,762	49.5%
2006	61,954	29.8%	112,298	27.8%	174,252	28.5%
2007	10,773	5.2%	11,608	2.9%	22,381	3.7%
2008	3,844	1.8%	-	0.0%	3,844	0.6%
Total single family defaults	$208,184	100.0%	$403,777	100.0%	$611,961	100.0%

(3) 431 severely delinquent loans with a net balance of $137.6 million were partially charged off to their estimated collateral value.

Delinquent and nonaccrual loans by geographic distribution
Region	Delinquent Balance	% of Total Delinquent	Delinquent % of regional portfolio
Los Angeles County	$94,167	15.4%	7.6%
San Francisco Bay Area	113,313	18.5%	14.7%
Central California Coast	84,179	13.8%	14.1%
San Diego Area	73,569	12.0%	16.7%
Orange County	55,468	9.1%	11.6%
San Bernardino/Riverside	68,128	11.1%	23.0%
San Joaquin Valley	50,262	8.2%	25.8%
Sacramento Valley	42,303	6.9%	21.4%
Other	30,572	5.0%	18.2%
Total single family defaults	$611,961	100.0%	14.0%

Delinquent and nonaccrual loans by borrower documentation type
Borrower documentation type	Delinquent Balance	% of Total Delinquent	Delinquent % of documentation type
Verified Income/Verified Assets	$96,923	15.9%	5.4%
Stated Income/Verified Assets	206,940	33.8%	19.0%
Stated Income/Stated Assets	234,010	38.2%	21.3%
No Income/No Assets	74,088	12.1%	19.4%
Total single family defaults	$611,961	100.0%	14.0%

Delinquent and nonaccrual loans by estimated current loan to value ratio
Estimated Current LTV -Price Adjusted (4)	Loan Balance	% of Total Delinquent	Average Estimated Current LTV Ratio
<70%	$28,984	4.7%	54.4%
>70% <=80%	46,539	7.6%	75.3%
>80% <=90%	45,941	7.5%	86.2%
>90% <=100%	75,008	12.3%	95.5%
>100% <=110%	98,721	16.1%	105.0%
>110% <=120%	175,411	28.7%	126.6%
Partially Charged Off (5)	137,556	22.5%	100.0%
Not in MSAs	3,801	0.6%	N/A
Total single family defaults	$611,961	100.0%	102.8%

(4) The current estimated loan to value ratio is based on OFHEO September 2008 data.
(5) 431 severely delinquent loans with a net balance of $137.6 million were partially charged off to their estimated collateral value.

Forecast of single family loan portfolio payment recast
Recast quarter (6)	Recast Balance	Number of Loans

1st quarter 2009	$43,657	95
2nd quarter 2009	67,746	163
3rd quarter 2009	110,837	267
4th quarter 2009	173,783	388
Total 2009	396,023	913

2010	694,260	1,508
2011	545,381	1,091
Thereafter	285,697	417
Grand total	$1,921,361	3,929

(6) Period in which currently performing borrowers are estimated to reach their maximum negative amortization, and be required to make a fully amortizing payment, assuming all borrowers make the minimum payment, and no loans are prepaid prior to their reset date. Does not include loans that have already reached their payment recast or loans that by their terms do not allow for negative amortization.

Real estate owned activity
Real Estate Owned	Balance	Number of Properties
Beginning balance (as of 9/30/2008)	$132,957	501
Acquired REOs	168,517	361
Charged-offs and writedowns	(90,581)	-
Sold REOs	(93,229)	(384)
Ending REO Balance (as of 12/31/2008)	$117,664	478
Properties in Escrow	$49,485	226

Loss Mitigation Activity
Loan modifications 2008 year-to-date (7)	Loan Balance	Number of Loans
Loan terms modified to:
Five Year Fixed Interest Only	$256,272	528
Five Year Fixed Amortizing	173,586	366
Five Year Adjustable Interest Only	132,899	293
Adjustable Rate Amortizing	40,788	96
Modified Negam Cap	24,910	41
Stepped Rate Interest Only 5 Years	4,129	7
Other	4,472	8
Grand total (8)	$637,056	1,339

(7) Of these 1,339 modified loans, 1,298 loans with a net balance of $619.0 million were considered to be troubled debt restructuring, based on the Bank's.
underwriting of the borrower and the property at the date of the modification with discount calculation totaled $46,667.
(8) This disclosure does not include 112 severely delinquent modified loans with a net balance of $37.3 million that were partially charged off to their estimated collateral value and moved to non-accrual loan status.